UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) July 18, 2001


                            MacDermid, Incorporated
            (Exact name of registrant as specified in its charter)




        Connecticut                 0-2413                 06-0435750
(State or other jurisdiction     (Commission            (I.R.S. Employer
     of incorporation)           File Number)          Identification No.)


               245 Freight Street, Waterbury, Connecticut        06702
 ------------------------------------------------------------------------------
                 (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code (203) 575-5700


                                     None
            -------------------------------------------------------
         (Former name or former address if changed since last report.)


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Item 5.  Other Events.

          In connection with the filing by MacDermid, Incorporated (the "Company") with the Securities and Exchange Commission on June 27, 2001 of a registration statement on Form S-4 under the Securities Act of 1933 relating to the proposed issuance and exchange of up to $301,500,000 aggregate principal amount of the Company's outstanding 9-1/8% Senior Subordinated Notes due 2011 for a like principal amount of the Company's 9-1/8% Senior Subordinated Notes due 2011, the Company has prepared an additional footnote (note 13) to its financial statements included in its Annual Report on Form 10-K/A for fiscal year 2001 with condensed consolidating financial information for its subsidiaries in accordance with Rule 3-10(f)(4) of Regulation S-X. Attached hereto as Exhibit 99.1 are consolidated financial statements including such footnote, together with management's statement of responsibility and the Company's independent auditors' report with respect to such consolidtaed financial statements.

          Attached hereto as Exhibit 23 is the Company's independent auditors' consent to the incorporation by reference in certain registration statements of their report included in Exhibit 99.1.


Forward-Looking Statements

          This current report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects, developments and business strategies. The statements contained in this current report that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

          We have used the words "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "will" and similar terms and phrases, including references to assumptions, in this current report to identify forward-looking statements. These forward- looking statements are made based on our management's expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: cyclicality in our customers' end-use markets; acquisitions and dispositions; environmental liabilities; changes in general economic, business and industry conditions; changes in current advertising, promotional and pricing levels; changes in political and social conditions and local regulations; foreign currency fluctuations; inflation; significant litigation; changes in sales mix; competition; disruptions of established supply channels; degree of acceptance of new products; difficulty of forecasting sales at various times in various markets; and the availability, terms and deployment of capital.

          All of our forward-looking statements should be considered in light of these factors. We undertake no obligation to update our forward-looking statements to reflect new information, future events or otherwise.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                MacDermid, Incorporated
                                                    (Registrant)



Date:  July 18, 2001                            /s/ Gregory M. Bolingbroke
                                                --------------------------
                                                Title: Vice President
                                                       Treasurer and Controller

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